Exhibit 99.1

Atomera Provides Second Quarter 2021 Results

LOS GATOS, Calif. Aug. 3, 2021 Atomera Incorporated (NASDAQ: ATOM), a semiconductor materials and technology licensing company, today provided a corporate update and announced financial results for the second quarter ended June 30, 2021.

•	Appointed two new senior executives to lead engineering and marketing/business development.
•	Released a white paper showing how MST helps solve industry problems at the most advanced production nodes.

Management Commentary

“In Q2 Atomera made strong progress in our More-than-Moore focused technologies including MST-SP and RF-SOI while also detailing how MST can be used in the newest production nodes under development today,” said Scott Bibaud, President and CEO. “We are also excited to welcome Jeff Lewis, a seasoned semiconductor executive as our new SVP of Business Development who we believe will help us to accelerate our products to market over a wider set of customers.”

Financial Results

The Company incurred a net loss of ($3.7) million, or ($0.17) per basic and diluted share in the second quarter of 2021, compared to a net loss of ($3.8) million, or ($0.21) per basic and diluted share, for the second quarter of 2020. Adjusted EBITDA (a non-GAAP financial measure) in the second quarter of 2021 was a loss of ($2.9) million compared to an adjusted EBITDA loss of ($3.0) million in the second quarter of 2020.

The Company had $34.3 million in cash and cash equivalents as of June 30, 2021, compared to $37.9 million as of December 31, 2020.

The total number of shares outstanding was 23.1 million as of June 30, 2021.

Second Quarter 2021 Results Webinar

Atomera will host a live video webinar today to discuss its financial results and recent progress.

Date: Tuesday, Aug. 3, 2021

Time: 2:00 p.m. PT (5:00 p.m. ET)

Webcast: Accessible at https://ir.atomera.com

Note about Non-GAAP Financial Measures

In addition to the unaudited results presented in accordance with generally accepted accounting principles, or GAAP, in this press release, Atomera presents adjusted EBITDA, which is a non-GAAP financial measure. Adjusted EBITDA is determined by taking net loss and eliminating the impacts of interest, depreciation, amortization and stock-based compensation. Our definition of adjusted EBITDA may not be comparable to the definitions of similarly-titled measures used by other companies. We believe that this non-GAAP financial measure, viewed in addition to and not in lieu of our reported GAAP results, provides useful information to investors by providing a more focused measure of operating results. This metric is used as part of the Company's internal reporting to evaluate its operations and the performance of senior management. A table reconciling this measure to the comparable GAAP measure is available in the accompanying financial tables below.

1

About Atomera Incorporated

Atomera Incorporated is a semiconductor materials and technology licensing company focused on deploying its proprietary, silicon-proven technology into the semiconductor industry. Atomera has developed Mears Silicon Technology™ (MST®), which increases performance and power efficiency in semiconductor transistors. MST can be implemented using equipment already deployed in semiconductor manufacturing facilities and is complementary to other nano-scaling technologies already in the semiconductor industry roadmap. More information can be found at www.atomera.com

Safe Harbor

This press release contains forward-looking statements concerning Atomera Incorporated, including statements regarding the prospects for the semiconductor industry generally and the ability of our MST technology to significantly improve semiconductor performance. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to differ materially. Among those factors are: (1) the fact that, to date, we have only recognized minimal engineering services and licensing revenues and we have not yet commenced principal revenue producing operations or entered into a definitive royalty-based manufacturing and distribution license agreement with regard to our MST technology, thus subjecting us to all of the risks inherent in an early-stage enterprise; (2) risks related our ability to successfully complete the milestones in our joint development agreement or, even if successfully completed, to reach a commercial distribution license with our JDA customer; (3) risks related to our ability to advance the licensing arrangements with our initial integration licensees, Asahi Kasei Microdevices, ST Microelectronics and our fabless licensee, to royalty-based manufacturing and distribution licenses or our ability to add other licensees; (4) risks related to our ability to raise sufficient capital, as and when needed, to pursue the further development, licensing and commercialization of our MST technology; (5) our ability to protect our proprietary technology, trade secrets and know-how and (6) those other risks disclosed in the section "Risk Factors" included in our Annual Report on Form 10-K filed with the SEC on February 19, 2021. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake, and specifically disclaim any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur.

-- Financial Tables Follow --

2

Atomera Incorporated

Condensed Balance Sheets

(in thousands, except per share data)

	June 30,	December 31,
	2021	2020
	(Unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$34,341	$37,942
Prepaid expenses and other current assets	659	132
Total current assets	35,000	38,074

Property and equipment, net	206	153
Operating lease right-of-use asset	998	705
Long-term prepaid rent	450	450
Security deposit	14	13

Total assets	$36,668	$39,395

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$411	$442
Accrued expenses	184	211
Accrued payroll related expenses	322	705
Current operating lease liability	213	90
Total current liabilities	1,130	1,448

Long term operating lease liability	849	602

Total liabilities	1,979	2,050

Commitments and contingencies

Stockholders’ equity:
Preferred stock $0.001 par value, authorized 2,500 shares; none issued and outstanding at June 30, 2021 and December 31, 2020	–	–
Common stock: $0.001 par value, authorized 47,500 shares; 23,104 and 22,375 shares issued and outstanding as of June 30, 2021 and December 31, 2020, respectively;	23	22
Additional paid-in capital	192,152	187,463
Accumulated deficit	(157,486)	(150,140)
Total stockholders’ equity	34,689	37,345

Total liabilities and stockholders’ equity	$36,668	$39,395

3

Atomera Incorporated

Condensed Statements of Operations

(Unaudited)

(in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Revenue	$–	$–	$400	$62
Cost of revenue	–	–	–	(13)
	$–	$–	$400	$49

Operating expenses
Research and development	2,069	2,086	4,298	4,148
General and administrative	1,506	1,480	3,019	2,925
Selling and marketing	137	215	403	440
Total operating expenses	3,712	3,781	7,720	7,513

Loss from operations	(3,712)	(3,781)	(7,320)	(7,464)

Other income
Interest income	3	2	5	40
Total other income	3	2	5	40

Net loss before income taxes	(3,709)	(3,779)	(7,315)	(7,424)
Provision for income taxes	17	–	31	–

Net loss	$(3,726)	(3,779)	$(7,346)	(7,424)
Net loss per common share, basic and diluted	$(0.17)	(0.21)	$(0.33)	(0.43)

Weighted average number of common shares outstanding, basic and diluted	22,492	17,975	22,292	17,367

Atomera Incorporated

Reconciliation to Non- GAAP EBITDA

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020

:Net loss (GAAP)	$(3,726)	$(3,779)	$(7,346)	$(7,424)
Add (subtract) the following items
Interest income	(3)	(2)	(5)	(40)
Provision for income taxes	17	–	31	–
Depreciation and amortization	13	11	26	21
Warrant modification	–	–	–	139
Stock-based compensation	847	766	1,578	1,395
Adjusted EBITDA (non-GAAP)	$(2,852)	$(3,004)	(5,716)	(5,909)

Investor Contact:

Bishop IR

Mike Bishop

(415) 894-9633

investor@atomera.com

4